Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES POSTS FIRST QUARTER EARNINGS OF $1.9 MILLION

GREENEVILLE, Tenn. (April 21, 2010) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported net income available to common shareholders of $1,946,000 for the first quarter of 2010 compared with a net loss available to common shareholders of $76,000 for the fourth quarter of 2009 and net income available to common shareholders of $3,548,000 in the year-earlier quarter.  Net income available to common shareholders was $0.15 per diluted share compared with a net loss of $0.01 per diluted share for the fourth quarter of 2009 and net income of $0.27 per diluted share in the first quarter of 2009.

Excluding preferred stock dividends paid and the accretion of discount on common stock warrants issued to the U.S. Treasury, the Company reported net income of $3,196,000 for the first quarter of 2010 compared with net income of $1,174,000 for the fourth quarter of 2009 and $4,780,000 in the year-earlier quarter.

Other highlights for the quarter included:

Improving credit quality ($000):

	1Q10	4Q09	3Q09	2Q09	1Q09
Net loan charge-offs	$3,882	$6,437	$18,436	$23,281	$742
New non-accrual loans added	$14,442	$31,111	$47,931	$57,292	$58,073
Reserves to total loans	2.52%	2.45%	2.39%	2.30%	2.19%
Non-performing assets	$135,366	$132,726	$125,091	$129,177	$121,272

•	Net loan charge-offs declined as further signs of economic stabilization in the Company's markets continued through the first quarter of 2010.
•	Non-performing assets (NPAs) rose modestly during the first quarter of 2010 while the level of new loans added to non-accrual continued to decline.
•	On average, all NPAs have been written down by 28%.

-MORE-

GRNB Reports First Quarter Results

April 21, 2010

The following table reflects the changes in NPA balances from December 31, 2009 through March 31, 2010:

(dollars in thousands)	Non-Accrual Loans	OREO	Past Due > 90 days	Total
December 31, 2009	$75,411	$57,168	$147	$132,726
Loan foreclosures	(18,540)	18,540	n/a	n/a
Gross loan charge-offs	(4,733)	n/a	n/a	(4,733)
New non-accrual loans	14,442	n/a	n/a	14,442
Reduction of non-accrual loans	(3,109)	n/a	n/a	(3,109)
OREO sales proceeds	n/a	(3,453)	n/a	(3,453)
OREO write-downs, net	n/a	(509)	n/a	(509)
Change in past due > 90 days	n/a	n/a	2	2
March 31, 2010	$63,471	$71,746	$149	$135,366

Strong capital:

Consolidated:	1Q10	4Q09	3Q09	2Q09	1Q09
Tangible common book value per share	$11.71	$11.44	$11.47	$11.88	$11.95
Tangible common equity to tangible assets ratio	6.03%	5.77%	5.42%	5.98%	5.95%
Bank Regulatory Ratios:
Tier 1 leverage ratio	11.55%	10.70%	10.49%	10.85%	11.63%
Tier 1 risk-based capital ratio	14.06%	13.61%	13.17%	13.45%	13.71%
Total risk-based capital ratio	15.33%	14.87%	14.43%	14.72%	14.97%

•
All capital ratios continued to improve over the last three quarters (please refer to the non-GAAP measurement reconciliation on page 5).  As indicated in the minutes of the Federal Open Market Committee Meeting, the recession began reaching the bottom late in the second quarter of 2009 and remained at depressed levels throughout the third quarter of 2009 until modest signs of economic improvement began to appear in the fourth quarter of 2009.  These economic conditions also were reflected in the Company's capital ratios as indicated above.

Increasing net interest income/margin:

($000's omitted)	1Q10	4Q09	1Q09
Net interest income	$21,659	$20,578	$19,429
Net interest margin	3.90%	3.37%	3.23%
Average earning assets	$2,271,550	$2,445,872	$2,462,759

•	Net interest income and net interest margin, including loan interest reversals of $282,519 for the first quarter of 2010, continued to improve from both the fourth and first quarter 2009 levels.

-MORE-

GRNB Reports First Quarter Results

April 21, 2010

Stephen M. Rownd, newly appointed Chairman and Chief Executive Officer, commented, “The solid underpinnings of our company's core earnings potential are beginning to become more evident as we emerge from this recessionary cycle.  After having recently visited with our management and bankers in all three of our operating regions, I am impressed by the caliber of our team and their drive and determination to move GreenBank forward in these challenging times.  I am cautiously optimistic that with the further hard work and dedication of our employees and management, we will continue to make further strides in improving the Company's performance as this year continues to unfold."

The following information graphically displays the consolidated loan portfolio by purpose code as of March 31, 2010:
The following is a breakdown of the Company's commercial real estate portfolio by purpose code as of March 31, 2010.

(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	March 31, 2009
Commercial Real Estate Portfolio
Acquisition & development	$182,181	$185,087	$255,198
Lot warehouse	55,499	66,104	78,957
Commercial 1-4 family construction	69,328	70,434	141,161
Total speculative 1-4 family	307,008	321,625	475,316

Commercial vacant land	101,218	101,679	101,796
Commercial construction non-owner occupied	156,970	164,887	164,052
Commercial construction owner occupied	27,614	28,213	59,361
Consumer residential construction	14,701	19,073	26,220
Total construction and development	300,503	313,852	351,429

Non-owner occupied commercial real estate	395,638	397,028	389,701

Total commercial real estate	$1,003,149	$1,032,505	$1,216,446

-MORE-

GRNB Reports First Quarter Results

April 21, 2010

Non-interest income totaled approximately $7.7 million for the first quarter of 2010 compared with $8.1 million on a linked quarter basis and $6.9 million for the first quarter of 2009.  Non-interest income for the fourth quarter of 2009 included approximately $238,000 of net securities gains.  Deposit service charges increased $584,000 from first quarter 2009 levels due to the continued success of the Company's High Performance Checking product and its strong attraction to new customers.  The decline in deposit service charges from the fourth quarter of 2009 reflected historical seasonal patterns relating to the impact of income tax refunds on customer account balances.

Non-interest expenses totaled approximately $20.5 million in the first quarter of 2010 and were relatively flat compared with the fourth quarter of 2009 despite FICA and other employment tax increases that seasonally impact non-interest expense levels.  The temporary increases associated with payroll taxes were partially offset by a reduction of $642,000 in losses incurred on the disposition of OREO properties versus the fourth quarter of 2009.  Compared with the first quarter of 2009, non-interest expenses increased $2.7 million or 15%.  Although payroll-related costs declined approximately $345,000, this decrease was more than offset by higher product advertising costs of $534,000, increased losses on the disposition of OREO property of $428,000, and elevated collection and repossession costs of almost $990,000.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.570 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2009, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased competition with other financial institutions in the markets that GreenBank serves; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy and (9) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

-MORE-

GRNB Reports First Quarter Results

April 21, 2010

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(Dollars in thousands)

	1Q10	4Q09	3Q09	2Q09	1Q09
Total shareholders' equity	$230,189	$226,769	$227,388	$233,192	$384,474
Less:
Goodwill	--	--	--	--	(143,389)
Core deposit and other intangibles	(8,684)	(9,335)	(9,981)	(10,629)	(11,281)
Preferred stock	(67,081)	(66,735)	(66,388)	(66,041)	(65,694)
Tangible common equity	$154,424	$150,699	$151,019	$156,522	$164,110

Total assets	$2,569,732	$2,619,139	$2,794,217	$2,629,834	$2,795,839
Less:
Goodwill	--	--	--	--	(143,389)
Core deposit and other intangibles	(8,684)	(9,335)	(9,981)	(10,629)	(11,281)
Total tangible assets	$2,561,048	$2,609,804	$2,784,236	$2,619,205	$2,641,169

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding our core deposit intangible, preferred stock and for the first quarter of 2009, goodwill (non-GAAP).  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited.  To mitigate these limitations, the Company has policies in place to address goodwill impairment from other normal operating expenses to ensure that the Company's operating results are properly reflected for period to period comparisons.

-MORE-

GRNB Reports First Quarter Results

April 21, 2010

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2010	Dec. 31, 2009	March 31, 2009
Interest income	$31,892	$33,434	$35,380
Interest expense	10,233	12,846	15,951
Net interest income	21,659	20,578	19,429
Provision for loan losses	3,889	6,402	985
Net interest income after provision for loan losses	17,770	14,176	18,444
Non-interest income	7,686	8,134	6,943
Non-interest expense	20,546	20,477	17,831
Income before income taxes	4,910	1,833	7,556
Income tax provision	1,714	659	2,776
Income	3,196	1,174	4,780
Preferred stock dividends and related cost	1,250	1,250	1,232
Net income (loss) available to common shareholders	$1,946	$(76)	$3,548
Comprehensive income	$4,166	$120	$5,668

Earnings (loss) per share: Basic	$0.15	$(0.01)	$0.27
Diluted	$0.15	$(0.01)	$0.27

Weighted average shares: Basic	13,082	13,070	13,063
Diluted	13,082	13,070	13,142

Dividends declared per share	$0.00	$0.00	$0.13

	March 31, 2010	Dec. 31, 2009	March 31, 2009
Total assets	$2,569,732	$2,619,139	$2,795,839
Cash and cash equivalents	177,541	210,494	77,831
Investment and other securities	198,066	173,617	206,948
Loans, net of unearned interest	1,994,039	2,043,807	2,244,848
Allowance for loan losses	50,167	50,161	49,054
Deposits	2,037,865	2,084,096	2,038,520
Shareholders' equity	230,189	226,769	384,474
Common shareholders' equity 1	163,108	160,034	318,780
Tangible common shareholders' equity 2	154,424	150,699	164,110
Common book value per share 1	12.36	12.15	23.69
Tangible common book value per share 2	11.71	11.44	11.95

1 Common shareholders' equity is shareholders' equity less preferred stock.
2 Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
March 31, 2010, December 31, 2009 and March 31, 2009
(Dollars in thousands)

	(Unaudited)		(Unaudited)
	March 31,	December 31,	March 31,
	2010	2009*	2009
ASSETS

Cash and due from banks	$176,469	$206,701	$71,804
Federal funds sold	1,072	3,793	6,027
Cash and cash equivalents	177,541	210,494	77,831

Interest earning deposits in other banks	11,000	11,000	-
Securities available-for-sale ("AFS")	173,716	147,724	193,271
Securities held-to-maturity (with a market value of $628, $638 and $595
on March 31, 2010, December 31, 2009 and March 31, 2009)	616	626	647
FHLB and other stock, at cost	12,734	12,734	13,030
Loans held for sale	590	1,533	595
Loans, net of unearned income	1,994,039	2,043,807	2,244,848
Allowance for loan losses	(50,167)	(50,161)	(49,054)
Other real estate owned and repossessed assets	71,746	57,168	12,651
Bank premises and equipment, net	81,204	81,818	84,639
Cash surrender value of life insurance	30,542	30,277	29,844
Goodwill	-	-	143,389
Core deposit and other intangibles	8,684	9,335	11,281
Other assets	57,487	62,784	32,867
Total assets	$2,569,732	$2,619,139	$2,795,839

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$166,369	$177,602	$168,178
Interest-bearing deposits	1,870,097	1,899,910	1,707,625
Brokered deposits	1,399	6,584	162,717
Total deposits	2,037,865	2,084,096	2,038,520

Federal funds purchased	-	-	-
Repurchase agreements	23,830	24,449	31,018
FHLB advances and notes payable	171,919	171,999	229,252
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	17,267	23,164	23,913
Total liabilities	2,339,543	2,392,370	2,411,365

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and 72,278 shares outstanding	67,081	66,735	65,694
Common stock: $2 par value, 20,000,000 shares authorized;
13,192,875, 13,171,474 and 13,176,681 shares outstanding	26,386	26,343	26,353
Common stock warrants	6,934	6,934	6,934
Additional paid in capital	188,423	188,310	187,783
Retained earnings (deficit)	(59,794)	(61,742)	97,485
Accumulated other comprehensive income	1,159	189	225
Total shareholders' equity	230,189	226,769	384,474

Total liabilities & shareholders' equity	$2,569,732	$2,619,139	$2,795,839

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended March 31, 2010, December 31, 2009 and March 31, 2009
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2010	2009	2009

Interest income:
Interest and fees on loans	$30,060	$31,480	$32,645
Taxable securities	1,288	1,303	2,220
Nontaxable securities	312	311	320
FHLB and other stock	138	137	150
Federal funds sold and other	94	193	45
Total interest income	31,892	33,424	35,380

Interest expense:
Deposits	8,061	10,124	12,653
Federal funds purchased and repurchase agreements	6	7	9
FHLB advances and notes payable	1,694	2,229	2,443
Subordinated debentures	472	486	846
Total interest expense	10,233	12,846	15,951

Net interest income	21,659	20,578	19,429

Provision for loan losses	3,889	6,402	985

Net interest income after provision for loan losses	17,770	14,176	18,444

Non-interest income:
Service charges on deposit accounts	5,940	6,141	5,356
Other charges and fees	356	540	449
Trust and investment services income	582	505	388
Mortgage banking income	118	91	55
Other income	690	619	695
Securities gains (losses), net
Realized gains (losses), net	-	482	-
Other-than-temporary impairment	-	(946)	-
Less non-credit portion recognized in other comprehensive income	-	702	-
Total securities gains (losses), net	-	238	-
Total non-interest income	7,686	8,134	6,943
Non-interest expense:
Employee compensation	7,665	7,540	7,692
Employee benefits	977	785	1,295
Occupancy expense	1,699	1,695	1,787
Equipment expense	708	694	742
Computer hardware/software expense	824	793	637
Professional services	607	676	529
Advertising	598	473	64
OREO maintenance expense	445	411	143
Collection and repossession expense	1,287	1,255	298
Loss on OREO and repossessed assets	509	1,151	81
FDIC insurance	851	891	700
Core deposit and other intangible amortization	651	646	804
Other expenses	3,725	3,467	3,059
Total non-interest expense	20,546	20,477	17,831

Income before income taxes	4,910	1,833	7,556

Income taxes provision (benefit)	1,714	659	2,776

Net income	3,196	1,174	4,780

Preferred stock dividends and accretion of discount on warrants	1,250	1,250	1,232

Net income (loss) available to common shareholders	$1,946	$(76)	$3,548

Comprehensive income	$4,166	$120	$5,668

Per share of common stock:
Basic earnings (loss)	$0.15	$(0.01)	$0.27
Diluted earnings (loss)	$0.15	$(0.01)	$0.27
Dividends	$0.00	$0.00	$0.13

Weighted average shares outstanding:
Basic	13,082,347	13,070,216	13,062,881
Diluted(1)	13,082,347	13,070,216	13,141,840
(1) Diluted weighted average shares outstanding for the three months ended March 31, 2010 and December 31, 2009 excludes 90,380 and 101,258 shares, respectively, because they are anti-dilutive.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)
	March 31,	December 31,	%
	2010	2009	Change
Financial Condition Data:

Assets	$2,569,732	$2,619,139	-1.89%
Loans, net of unearned interest	1,994,039	2,043,807	-2.44%
Cash and investments	375,607	382,578	-1.82%
Federal funds sold	1,072	3,793	-71.74%
Deposits	2,037,865	2,084,096	-2.22%
FHLB advances and notes payable	171,919	171,999	-0.05%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	23,830	24,449	-2.53%
Shareholders' equity	230,189	226,769	1.51%
Common shareholders' equity (1)	163,108	160,034	1.92%
Tangible common shareholders' equity (2)	154,424	150,699	2.47%
Tangible shareholders' equity (3)	221,505	217,434	1.87%

Ratios:
Common book value per share (1)	$12.36	$12.15	1.73%
Tangible common book value per share (2)	$11.71	$11.44	2.36%
Total tangible equity to tangible assets (3)(4)	8.65%	8.33%	3.81%
Tangible common equity to tangible assets (2)(4)	6.03%	5.77%	4.42%
Average equity to average assets	8.94%	11.09%	-19.39%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended
	March 31,	December 31,
	2010	2009	% Change
Operating Data:

Total interest income	$31,892	$33,424	-4.58%
Total interest expense	10,233	12,846	-20.34%
Net interest income	21,659	20,578	5.25%
Provision for loan losses	3,889	6,402	-39.25%
Net interest income after provision for loan losses	17,770	14,176	25.35%
Non-interest income	7,686	8,134	-5.51%
Non-interest expense	20,546	20,477	0.34%
Income (loss) before income taxes	4,910	1,833	167.87%
Income tax expense (benefit)	1,714	659	160.09%
Net income (loss)	3,196	1,174	172.23%
Preferred stock dividend and accretion of discount on warrants	1,250	1,250	0.00%
Net income (loss) available to common shareholders	$1,946	$(76)	2660.53%

Comprehensive income (loss)	$4,166	$120	3371.67%

Per Share of Common Stock:
Basic earnings (loss)	$0.15	$(0.01)	-1600.00%
Diluted earnings (loss)	$0.15	$(0.01)	-1600.00%
Dividends	$0.00	$0.00	0.00%

Weighted Average Shares Outstanding:
Basic	13,082,347	13,070,216
Diluted	13,082,347	13,070,216

	Three Months Ended
	March 31,	December 31,	March 31,
	2010	2009	2009
Key Financial Ratios:

Return on average assets	0.31%	-0.01%	0.51%
Return on average shareholders' equity	3.43%	-0.13%	3.74%
Return on average common shareholders' equity (1)	4.83%	-0.19%	4.52%
Return on average common tangible shareholders' equity (2)	5.11%	-0.20%	8.84%
Interest rate spread	3.81%	3.26%	3.01%
Net interest margin	3.90%	3.37%	3.23%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	March 31,	December 31,	March 31,
	2010	2009	2009
Asset Quality Ratios:
Nonperforming loans as a percentage of total loans,
net of unearned income	3.19%	3.70%	4.84%
Nonperforming assets as a percentage of total assets	5.27%	5.07%	4.34%
Allowance for loan losses as a percentage of total loans,
net of unearned income	2.52%	2.45%	2.19%
Allowance for loan losses as a percentage of
nonperforming loans	78.85%	66.39%	45.16%
Net charge-offs to average total loans, net of
unearned income	0.19%	2.25%	0.03%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2010
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the three months ended March 31, 2010	Bank	Other	Total	As of and for the three months ended March 31, 2010	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$137	$12	$149	Nonperforming loans as a percentage of total loans, net of unearned income	3.19%	1.23%	3.19%
Nonaccrual loans	62,955	516	63,471	Nonperforming assets as a percentage of total assets	5.25%	1.37%	5.27%
Other real estate owned and repossessed assets	71,586	160	71,746	Allowance for loan losses as a percentage of total loans, net of unearned income	2.36%	8.13%	2.52%
Total nonperforming assets	$134,678	$688	$135,366	Allowance for loan losses as a percentage of nonperforming loans	73.98%	661.74%	78.85%
				YTD net charge-offs to average total loans, net of unearned income	0.17%	1.25%	0.19%
YTD net charge-offs	$3,345	$537	$3,882

As of and for the three months ended March 31, 2009	Bank	Other	Total	As of and for the three months ended March 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$4,058	$-	$4,058	Nonperforming loans as a percentage of total loans, net of unearned income	4.83%	2.05%	4.84%
Nonaccrual loans	103,711	852	104,563	Nonperforming assets as a percentage of total assets	4.31%	1.98%	4.34%
Other real estate owned and repossessed assets	12,536	115	12,651	Allowance for loan losses as a percentage of total loans, net of unearned income	2.05%	8.09%	2.19%
Total nonperforming assets	$120,305	$967	$121,272	Allowance for loan losses as a percentage of nonperforming loans	42.41%	393.66%	45.16%
				YTD net charge-offs to average total loans, net of unearned income	0.01%	1.29%	0.03%
YTD net charge-offs	$214	$528	$742

As of and for the year ended December 31, 2009	Bank	Other	Total	As of and for the year ended December 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$147	$-	$147	Nonperforming loans as a percentage of total loans, net of unearned income	3.69%	1.50%	3.70%
Nonaccrual loans	74,761	650	75,411	Nonperforming assets as a percentage of total assets	5.04%	2.02%	5.07%
Other real estate owned and repossessed assets	56,799	369	57,168	Allowance for loan losses as a percentage of total loans, net of unearned income	2.30%	8.05%	2.45%
Total nonperforming assets	$131,707	$1,019	$132,726	Allowance for loan losses as a percentage of nonperforming loans	62.29%	538.31%	66.39%
				Net charge-offs to average total loans, net of unearned income	2.15%	5.88%	2.25%
Net charge-offs	$46,394	$2,502	$48,896

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
March 31, 2010

	Three Months Ended
	March 31,
	2010			2009

	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	1,954,136	30,080	6.24%	2,175,543	32,655	6.09%
Investment securities (2)	169,020	1,906	4.57%	216,757	2,862	5.35%
Other short-term investments	148,394	94	0.26%	70,459	45	0.26%
Total interest-earning assets	2,271,550	32,080	5.73%	2,462,759	35,562	5.86%

Non-interest earning assets	306,586			384,013
Total assets	2,578,136			2,846,772

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	941,888	2,398	1.03%	623,708	1,852	1.20%
Time deposits	940,388	5,663	2.44%	1,296,277	10,799	3.38%
Total interest bearing-deposits	1,882,276	8,061	1.74%	1,919,985	12,651	2.67%

Securities sold under repurchase and short-term borrowings	23,615	6	0.10%	33,076	9	0.11%
Notes payable	171,946	1,694	4.00%	229,282	2,445	4.32%
Subordinated debentures	88,662	472	2.16%	88,662	846	3.87%
Total interest-bearing liabilities	2,166,499	10,233	1.92%	2,271,005	15,951	2.85%

Non-interest bearing liabilities:
Demand Deposits	163,173			168,109
Other Liabilities	18,098			22,734
Total non-interest bearing liabilities	181,271			190,843

Total liabilities	2,347,770			2,461,848

Shareholders' equity	230,366			384,924

Total liabilities & shareholders' equity	2,578,136			2,846,772

Net interest income		21,847			19,611

Interest rate spread			3.81%			3.01%

Net yield on interest-earning assets (net interest margin)			3.90%			3.23%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent (FTE) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2010
(UNAUDITED)

	March 31, 2010		December 31, 2009
Loans	Balance	%	Balance	%	% Change
Commercial	$268,834	13.38%	$274,346	13.33%	-2.01%
Commercial real estate	1,271,094	63.28%	1,306,398	63.46%	-2.70%
Residential real estate	386,664	19.25%	392,365	19.06%	-1.45%
Consumer	79,476	3.96%	83,382	4.05%	-4.68%
Other	2,709	0.13%	2,117	0.10%	27.96%
Total loans	2,008,777	100.00%	2,058,608	100.00%	-2.42%

Less: Unearned income	(14,738)		(14,801)
Loans, net of unearned income	$1,994,039		$2,043,807

Loan Balances by Geographical Region and Operating Subsidiaries

	March 31, 2010		December 31, 2009
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region(1)	$517,105	25.93%	$521,145	25.50%	-0.78%
East Tennessee Region	685,808	34.39%	695,533	34.03%	-1.40%
Middle Tennessee Region	748,126	37.52%	783,676	38.34%	-4.54%

GCB Acceptance Corporation	19,099	0.96%	19,143	0.94%	-0.23%
Superior Financial Services, Inc.	23,901	1.20%	24,310	1.19%	-1.68%

Loans, net of unearned income	$1,994,039	100.00%	$2,043,807	100.00%	-2.44%
(1)Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	March 31, 2010		December 31, 2009
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$166,369	8.16%	$177,602	8.52%	-6.32%
Interest bearing demand	669,243	32.84%	645,462	30.97%	3.68%
Money market and savings	290,313	14.25%	278,157	13.35%	4.37%
Retail time	552,366	27.11%	590,020	28.31%	-6.38%
Jumbo time	359,574	17.64%	392,855	18.85%	-8.47%
Total	$2,037,865	100.00%	$2,084,096	100.00%	-2.22%

Deposit Balances by Geographical Region

	March 31, 2010		December 31, 2009
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region(1)	$747,586	36.68%	$751,972	36.08%	-0.58%
East Tennessee Region	322,361	15.82%	322,791	15.49%	-0.13%
Middle Tennessee Region	967,918	47.50%	1,009,333	48.43%	-4.10%

Total	$2,037,865	100.00%	$2,084,096	100.00%	-2.22%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina